UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 18, 2008

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, the Board of Directors (the “Board”) of WellCare Health Plans, Inc. (referred to in this Current Report on Form 8-K as “we,” “our,” “us,” or the “Company”) concluded on July 21, 2008 that the Company’s previously issued consolidated financial statements for the years ended December 31, 2004, 2005 and 2006, and previously issued unaudited condensed consolidated financial statements for the three months ended March 31 and June 30, 2007, need to be restated.  Among other things, the restatements relate to accounting errors identified in connection with our compliance with the refund requirements under the behavioral health component of our contract with the Florida Agency for Health Care Administration (“AHCA”) to provide behavioral health care services for our Florida Medicaid members.

On August 18, 2008, the Company entered into an agreement (the “Agreement”) with AHCA, the United States Attorney’s Office for the Middle District of Florida (the “USAO”) and the Florida Attorney General’s Medicaid Fraud Control Unit (“MFCU”) pursuant to which two of our subsidiaries, WellCare of Florida, Inc. and HealthEase of Florida, Inc. (collectively, the “WellCare Florida HMOs”), agreed to transmit $35.2 million (the “Transmitted Amount”) to the Financial Litigation Unit of the USAO.  The Transmitted Amount is based upon our best estimate, as of the effective date of the Agreement, of the total potential amount of Medicaid behavioral health capitation refunds that the WellCare Florida HMOs owe or may owe to AHCA for calendar years 2002 through 2006, but does not include any interest, fines, penalties or other assessments that may be imposed against the Company.  Of the total Transmitted Amount, the Company acknowledged and agreed that the WellCare Florida HMOs will make payment of not less than a total amount of $24.5 million, and therefore the Company authorized the USAO, the AHCA and the MFCU to access and distribute the $24.5 million to the appropriate federal and state agencies in accordance with applicable federal and state law.  In addition, the parties to the Agreement acknowledged and agreed that $10.7 million of the Transmitted Amount will be held in an escrow account pending resolution of all federal and related state claims by the United States or the State of Florida for monetary damages or other financial impositions of any kind arising from, or related to, the investigation by the MFCU or the USAO.  The amount held in escrow does not limit in any way the ability of federal or state authorities to recover additional amounts, including interest, civil or criminal fines, penalties or other assessments that may be imposed against the Company, and we can not make any assurances that the federal or state authorities will not seek or be entitled to recover amounts in excess of the escrowed amounts.

The Agreement does not, nor should it be construed to, operate as a settlement or release of any civil or administrative claims for monetary, injunctive or other relief against the Company, whether under federal, state or local statutes, regulations or common law.  Furthermore, the Agreement does not operate, nor should it be construed, as a concession that the Company is entitled to any limitation of its potential federal, state or local civil or criminal liability.

The foregoing description of the Agreement is qualified in its entirety by the text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

We continue to cooperate with the USAO, AHCA, MFCU and other agencies involved in the previously disclosed investigations by federal and state agencies, regulatory bodies and organizations as well as other governmental and private party proceedings (the “Investigations”).  However, we do not know whether other areas of the Investigations might lead to fines, penalties, operating restrictions or disqualifications or other material adverse impacts on the Company or the Company’s previously issued financial statements.

Also, as previously disclosed, our Board formed a special committee (the “Special Committee”) comprised of independent directors to, among other things, investigate independently and otherwise assess the facts and circumstances raised in the Investigations and develop and recommend to the Board for its consideration remedial measures.  The Special Committee’s review is ongoing.  Although we cannot provide any assurances, at the present time we do not believe that the work currently being performed by the Special Committee will require any material adjustments to our previously issued financial statements other than those previously disclosed.

Cautionary Note Regarding Forward-looking Statements:

This Current Report on Form 8-K contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Report Act of 1995.  All statements other than those that are purely historical in nature are considered to be forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “potential” and similar expressions also identify forward-looking statements.

Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the Company’s expectations.  These include, but are not limited to, the possibility that federal and state claims arising from the Investigations may exceed the amounts held in the escrow account, including, without limitation, any additional interest, fines, penalties or other assessments that may be imposed against the Company.  These risks also include the possibility that other areas of the Investigations may directly or indirectly lead to material adverse operating restrictions or disqualifications or material adverse impacts on the Company’s previously issued financial statements.  If the Investigations result in criminal or other sanctions against the Company for health care related violations or otherwise, it could be disqualified from doing business in one or more jurisdictions under various statutes, regulations and contracts.  Any such restrictions, disqualifications and/or sanctions could have a material adverse effect on the Company’s business, results of operations, financial condition or cash flows. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this paragraph.

For a discussion of a variety of risk factors affecting the Company’s business and prospects, see “Item 1A — Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 10-K”), as supplemented by the reports the Company has filed since the 2006 10-K (including the Company’s Current Report on Form 8-K filed on July 21, 2008).

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

10.1
Agreement, by and among WellCare Health Plans, Inc., the United States Attorney’s Office for the Middle District of Florida, the Agency for Health Care Administration and the Florida Attorney General’s Medicaid Fraud Control Unit, dated as of August 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2008	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser Heath Schiesser President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Agreement, by and among WellCare Health Plans, Inc., the United States Attorney’s Office for the Middle District of Florida, the Agency for Health Care Administration and the Florida Attorney General’s Medicaid Fraud Control Unit, dated as of August 18, 2008.